UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2026

Brand Engagement Network Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40130	98-1574798
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Delaware Ave,
Suite 210
Wilmington, DE	19801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (307) 757-3650

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	BNAI	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $115.00 per share	BNAIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

As previously reported on June 30, 2026, Brand Engagement Network Inc., a Delaware corporation (the “Company”), completed its acquisition of all of the outstanding equity interests of Cataneo GmbH, a limited liability company incorporated under the laws of the Federal Republic of Germany (the “Acquisition”), pursuant to the Share Purchase and Transfer Agreement, dated April 30, 2026, by and among the Company, Christian Unterseer, in his individual capacity, CUTV GmbH, a limited liability company incorporated under the laws of the Federal Republic of Germany, Cuneo AG, a stock corporation incorporated under the laws of the Federal Republic of Germany, and GForce 112 GmbH, a limited liability company incorporated under the laws of the Federal Republic of German. This Amendment No. 2 on Form 8-K/A is being filed by the Company to amend the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on June 30, 2026 (the “Original Report”), as amended by the Current Report on Form 8-K/A filed with the SEC on July 1, 2026 (“Amendment No. 1”), solely to provide the disclosures required by Item 9.01 of Form 8-K that were not previously filed with the Original Report.

The pro forma financial information included in this Current Report on Form 8-K/A has been presented for informational purposes only and is not necessarily indicative of the pro forma financial position or results of operations that would have been realized had the Acquisition occurred as of the dates indicated, nor is it meant to be indicative of any anticipated financial position or future results of operations that the Company will experience after the Acquisition.

This Current Report on Form 8-K/A should be read in conjunction with the Original Report, as amended by Amendment No. 1, which provides a more complete description of the Acquisition.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The financial statements required by Item 9.01(a) and the notes related thereto are filed as Exhibits 99.1 and 99.2 hereto and are incorporated herein by reference.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed consolidated financial information required by Item 9.01(b) and the notes related thereto are filed as Exhibit 99.3 hereto and are incorporated herein by reference.

(d)	Exhibits

Exhibit Number	Description

23.1	Consent of Independent Registered Public Accounting Firm.
99.1	Audited financial statements of Cataneo GmbH for the years ended December 31, 2025 and 2024.
99.2	Unaudited condensed consolidated financial statements of Cataneo GmbH as of March 31, 2026 and for the three months ended March 31, 2026 and 2025.
99.3	Unaudited pro forma condensed financial statements and the related notes thereto.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	September 16, 2026	By:	/s/ Tyler Luck
Tyler Luck Chief Executive Officer